SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2002

Northbrook Life Insurance Company
(Exact Name of Registrant as Specified in Charter)

Arizona (State or Other Jurisdiction of Incorporation)	333-58520 (Commission File Number)	36-3001527 (IRS Employer Identification Number)

3100 Sanders Road, P.O. Box 3005, Northbrook Illinois (Address of Principal Executive Offices)	60062 (Zip Code)

Registrant's telephone number, including area code (847) 402-5000

Item 9.    Regulation FD Disclosure

        Furnished with this Form 8-K, as Exhibits 99.1 and 99.2, are the certifications by Thomas J. Wilson II, President and Chief Executive Officer, and Steven E. Shebik, Vice President and Chief Financial Officer, of Northbrook Life Insurance Company, pursuant to 18 United States Code § 1350, that accompanied the Quarterly Report on Form 10-Q of Northbrook Life Insurance Company for the quarterly period ended June 30, 2002.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.2	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHBROOK LIFE INSURANCE COMPANY

	By	/s/ SAMUEL H. PILCH Name: Samuel H. Pilch Title: Group Vice President and Controller
August 14, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.2	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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